2026 AGA Financial Forum EARNINGS CALL PRESENTATION Q3 2026 FRIDAY, NOVEMBER 6, 2026

Safe Harbor for Forward-Looking Statements 2 Safe Harbor Statement Some of the  statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable law.  Such forward-looking statements may be identified by the use of words, such as “project,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “continue,” “potential,” “forecast” or other similar words, or future or conditional verbs such as “may,” “will,” “should,” “would” or “could.” These statements represent our intentions, plans, expectations, assumptions and beliefs about our future financial performance, business strategy, projected plans and objectives.  These statements are subject to many risks and uncertainties and actual results may materially differ from those expressed in these forward-looking statements.   Please refer to Chesapeake Utilities' Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent quarterly reports on Form 10-Q filed with the SEC and other SEC filings concerning factors that could cause those results to be different than contemplated in this presentation. Non-GAAP Financial Information This presentation includes non-GAAP financial measures including Adjusted Gross Margin, Adjusted Net Income and Adjusted Earnings Per Share (“EPS*”). A "non-GAAP financial measure" is generally defined as a numerical measure of a company's historical or future performance that includes or excludes amounts, or that is subject to adjustments, so as to be different from the most directly comparable measure calculated or presented in accordance with GAAP. Our management believes certain non- GAAP financial measures, when considered together with GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. The Company calculates Adjusted Gross Margin by deducting the purchased cost of natural gas, propane and electricity and the cost of labor spent on direct revenue- producing activities from operating revenues. The costs included in Adjusted Gross Margin exclude depreciation and amortization and certain costs presented in operations and maintenance expenses in accordance with regulatory requirements. The Company calculates Adjusted Net Income and Adjusted EPS by deducting costs and expenses associated with significant acquisitions that may affect the comparison of period-over-period results. These non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. The Company believes that these non-GAAP measures are useful and meaningful to investors as a basis for making investment decisions and provide investors with information that demonstrates the profitability achieved by the Company under allowed rates for regulated energy operations and under the Company's competitive pricing structures for unregulated energy operations. The Company's management uses these non-GAAP financial measures in assessing a business unit and Company performance. Other companies may calculate these non-GAAP financial measures in a different manner. See Appendix for a reconciliation of Gross Margin, Net Income and EPS, all as defined under GAAP, to our non-GAAP measures of Adjusted Gross Margin, Adjusted Net Income, and Adjusted EPS for each of the periods presented. *Unless otherwise noted, EPS and Adjusted EPS information is presented on a diluted basis.

Q3 2026 Safety Moment: Winter Preparedness 3

Titles Should Be Font Size 40 – 44 4 Jeff Householder Chair of the Board, President & Chief Executive Officer Jeff Sylvester Senior Vice President, Chief Financial Officer Jim Moriarty Executive Vice President, General Counsel, Corporate Secretary & Chief Policy and Risk Officer oday's Presenters Lucia Dempsey Head of Investor Relations

$2.7M FCG RATE CASE INTERIM AMOUNT 8% YTD'26 ADJ. EPS GROWTH vs YTD'25 Growth Trajectory Continues in Q3 2026 5 $2.22 $2.47 $1.04 $1.05 $0.82 $0.89 $4.06 $4.40 YTD Sep-25 YTD Sep-26 YTD Adjusted Diluted EPS1 1 See appendix for a reconciliation of non-GAAP metrics. $151M Q3'26 CAPITAL EXPENDITURES 12% ADJ. NET INCOME GROWTH vs YTD'25 $4.8M TRANSMISSION & DISTRIBUTION $2.8M INFRASTRUCTURE PROGRAMS Q3 2026 INCREMENTAL ADJUSTED MARGIN: Q2 Q1 Q3

Growth Remains Core to Long-Term Strategy

Delmarva Growth Highlights

- ~18 new residential projects signed in 2026 YTD throughout Sussex, New Castle, and Kent County
- Selected to serve Sussex Technical High School, the largest school project in the state's history
- Delivering affordable, reliable natural gas to Delaware and Maryland through fuel conversions from propane and fuel oil, helping reduce long term energy costs and emissions
- Significant pipeline of additional developments in Delmarva & Florida






YTD '26 vs. YTD '25
DELMARVA
2.7%
FPU
2.0%
FCG
1.7%



CHESAPEAKE UTILITIES CORPORATION
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On Track to Meet FY 2026 Capital Guidance $500.0 2026 Guidance 2026 Guidance 2026 Guidance Includes: $550 - $600M $ in millions Distribution $135 - $145M • Ongoing distribution system expansion and reliability projects across our Delmarva & Florida service areas $102M Transmission $185 - $195M • Worcester Resiliency Upgrade • Miami Inner Loop • Duncan Plains Data Center Pipeline • RNG Transportation Projects • Initial FEP Capital Investment $148M Infrastructure $115 - $125M • FPU's GUARD & FCG's SAFE Programs • ESNG Capital Cost Surcharge Program • Electric Storm Protection Plan $71M Technology $90 - $100M • Enterprise Resource Plan (ERP) • Additional technology, cybersecurity investments $64M Unregulated $25 - $35M • Marlin Virtual Pipeline, Propane, Aspire Energy $28M $413M 7 YTD '26

Florida Energy Pathway

$1.2 billion, 97-mile, 24-inch intrastate transmission infrastructure project

- **Originates in Palm Beach County, ends in Miami Dade County**
  - Supply being sourced from FGT's Phase IX expansion
  - Majority of the route leverages existing right-of-ways
- **Established a Joint Venture Agreement with NextEra Energy Resources**
  - NEER will finance and own 49% of the overall project
  - Project will be built and operated by Peninsula Pipeline Company (PPC)
- **Three committed shippers contracting 250,000 dth/day**
- **Capital investment anticipated to be ~$1.2 billion,** subject to finalization of design and engineering work
- **Development & Construction Timeline:**
  - Engineering and design work continuing on track
  - Permitting preparation is underway; full process is 12-18 months
  - Expected to be a two-year construction period
  - Targeting in-service in 2030


Palm Beach
Miami
FLORIDA
CPK Service Area

CHESAPEAKE UTILITIES CORPORATION
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Worcester Resiliency Upgrade (WRU) Project

500K-gal LNG Storage Facility in Bishopville, MD

- Mechanical and electrical systems construction essentially complete; pre-commissioning work is underway
- Preparing to file for the first of a series of commissioning-related Notice to Proceed permits
- Overall capital investment expected to be approximately $125M
- Expect to receive FERC approval this quarter for increased rates based on updated capital investment level
- FERC facility commissioning completion expected in Q1 2027







Q1 2027	$17.2M	~$19.7M
EXPECTED IN-SERVICE	FY 2027 MARGIN	FY 2028 MARGIN

CHESAPEAKE UTILITIES CORPORATION
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Transmission Projects Advance to Meet Demand 10 # Project Name Status1 In-Service Total CapEx Adj. Gross Margin ($M) 2025A 2026E 2027E 1 Boynton Beach In-Service Q1 2025 ~$21M $3.0 $3.4 $3.4 2 Indian River RNG In-Service Q1-Q2 2025 ~$18M $2.5 $5.4 $6.43 Brevard RNG In-Service ~$6M 4 Medley RNG In-Service ~$22M 5 New Smyrna Beach In-Service Q2 2025 ~$15M $1.6 $2.6 $2.6 6 St. Cloud Expansion In-Service Q2 2025 ~$20M $2.9 $3.8 $3.8 7 Wildlight Phase 1 & 2 In-Service 2023-2025 ~$25M $2.6 $4.3 $4.3 8 Miami Inner Loop In-Service 2H 2025 ~$40M $2.8 $7.6 $7.6 9 Lake Mattie, Plant City In-Service Q3 2025 ~$18M $2.6 $4.3 $4.3 10 Worcester Resiliency Upgrade (WRU) In-Progress Q1 2027 ~$125M $0.3 $1.5 $17.2 11 AEX Duncan Plains In-Progress 2027 ~$10M — — $1.1 Totals: ~320M $18.3 $32.9 $50.7 1 May reflect interim in-service status using Marlin Virtual Pipeline Services while construction is being completed.

Significant Upside Driving Increased Long-Term Capital

Investment Opportunities in Development

- **DELMARVA REGIONAL ENHANCEMENT (DRE)**
  $75M, 10+ mile ESNG transmission expansion project to add firm capacity and improve system reliability; evaluating possibilities for further future expansion
- **ACCOMACK COUNTY EXPLORATION PROJECT**
  Determining feasibility, design and engineering to develop a potential new natural gas system on Virginia's Eastern Shore supported by a $6.5 million county grant
- **CAPE CANAVERAL LNG OPPORTUNITIES**
  Identifying alternative LNG storage sites and pipeline development opportunities to serve cruise, space and port industries

Updated Guidance Expectations

We expect capital investment of ~$1.4 billion through 2026 and expect to **exceed investment of $2.2 billion through 2028**

On our FY 2026 earnings call in February 2027, we expect to provide:

- 2027 Capital Guidance
- 2027 - 2031 Capital Guidance
- 2027 - 2031 EPS Growth Rate

CHESAPEAKE UTILITIES CORPORATION
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• Forward Test Year: Ending 12/31/2027 • Adjusted 2027 Rate Base: ~$740 million • Revenue Requirement Request: $47 million • ROE Request: 11.25% • $16.2 million full-year interim rate increase approved • $2.7 million recognized in Q3 2026 Florida City Gas Rate Case Overview 12 Date Milestone February 18, 2026 Notice of Intent filed April 20, 2026 General rate case filed June 24, 2026 Interim rate recommendation July 20, 2026 Intervenor testimony July 24, 2026 Interim rate order August 13, 2026 CPK rebuttal testimony August 31, 2026 Prehearing statements September 14 2026 Prehearing conference Sept 28 - 30, 2026 Hearings October 22, 2026 Briefs due November 18, 2026 Staff recommendation December 1, 2026 Commission Conference: Revenue Requirement December 15, 2026 Commission Conference: Rates January 4, 2027 Final Commission Order Key Highlights of the Filing

Transforming for Growth… Powered by People

COMMUNITIES



The CPK leadership decorated holiday wreaths for the Barnabas Center in Nassau County, FL.

~**600+** team members have participated in one or more event

~**$1.2M** of charitable donations, community partnerships & sponsorships

CUSTOMERS


DAILY STATE NEWS
STARS OF DELAWARE

Cynthia Pagan, Haley Fennington, and Kayla Curto represented Chesapeake Utilities at the 2026 Stars of Delaware Celebration.

TEAMMATES



The inaugural Spirit of Chesapeake Awards celebrated Amy Shea, Billing Analyst, Ricky Shelby, Construction & Maintenance Tech., Juan Roman, Service Tech., Eddie McGowan, Operations Assistant

Cheryl Martin, SVP Regulatory Affairs, was recognized as a Distinguished Woman in Florida at the 2026 Above & Beyond Awards.



CHESAPEAKE UTILITIES CORPORATION
13

14 • Builds on our 1CX investment by aligning technology, processes and organization structure to enhance operating efficiency and support future growth. • Making substantial progress; successfully transitioned into the Testing phase last month and we remain on track for our planned Q2 2027 go-live. ONE TEAM. ONE FUTURE. ONE CHESAPEAKE Transformation, Standardization & Value Realization Simplified Processes, Scalable Growth, Sustainable Value

+9% $0.82 $0.89 Q3 2025 Q3 2026 $137.2 $148.7 Q3 2025 Q3 2026 $19.5 $21.6 Q3 2025 Q3 2026 1 See appendix for a reconciliation of non-GAAP metrics. Adjusted Gross Margin1 Adjusted Earnings Per Share1Adjusted Net Income1 15 Consistent Growth in Q3 2026 $ millions except per share amounts +9% +11%

$0.82 $0.09 $0.09 $0.08 $0.06 $0.03 $0.02 $0.02 $(0.12) $(0.09) $(0.06) $(0.02) $(0.03) $0.89 Q3 2025 Adj. EPS Natural Gas Trans. Expansions Rate Case Activity Infra. Program Growth Natural Gas Dist. Growth Increased Propane Margins & Fees Consumption & Other Increased Unregulated Performance Increased Payroll and Benefits Increased O&M Expense Increased D&A & Property Tax Interest Expense Share Dilution Q3 2026 Adj. EPS 1 See appendix for a reconciliation of non-GAAP metrics. Adjusted Earnings Per Share1 16 Q3 2026 Key Performance Drivers

17 Strong Gross Margin Growth & Cost Management 1See appendix for a reconciliation of non-GAAP metrics. $ millions Regulated Segment Q3 2025 Q3 2026 Change Adjusted Gross Margin(1) $ 114.7 $ 126.3 10% Operating Income $ 48.9 $ 55.5 13% Unregulated Segment Q3 2025 Q3 2026 Change Adjusted Gross Margin(1) $ 22.4 $ 22.5 0.4% Continually Managing Operational Expenses • We continue to prudently manage operational expense growth during a period of significant gross margin expansion • Executing a "One Company" approach across the organization standardizes operations, increasing efficiencies • Our extensive technology roadmap creates a platform to support future growth and drive continued efficiencies

Equity Short-Term Debt1 Long-Term Debt 50% 9% 41% 49% 13% 38% 1 Short-term debt for both periods includes short-term borrowing as well as the current portion of long-term debt. 2 Total funding capacity includes the $650M Revolver and $354M of Private Placement Shelf Agreements. Equity Update • $36.6 million of equity issued through YTD 2026 • 24,448,944 shares outstanding as of 11/2/2026 • September 2026: Renewed the Company's Form S-3 and launched an upsized $225 million ATM equity program with forward sale capabilities to enhance capital-raising flexibility $ in millions Executing on Our Financing Strategy $3,218 $3,466 $1,327 $1,307 $293 $458 $1,598 $1,701 12/31/2025 9/30/202618 • 67% of total funding capacity as of 9/30/2026 out of total capacity of $1.0B2 • August 2026: Amended, extended and upsized revolving credit facility to $650M, an increase of $200M to support our capital program • Debt Issuance: Expect to issue approximately $200 - $250M of long-term debt by YE 2026 Debt & Liquidity Update Total Capitalization

$1.22 $1.32 $1.48 $1.62 $1.76 $1.92 $2.14 $2.36 $2.56 $2.74 $2.94 $1.22 $1.32 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 1 Calculated through 30-October-2026. 10-Year Dividend CAGR of 9.2% Dividend and Earnings Growth Drive Industry-Leading Annual Shareholder Return ~13%+ 10-Year CAGR1 Performance Track Record of Strong Earnings Growth 9.1% CAGR since 201619 Dividend Policy Drives Increased Shareholder Value Annualized Dividend Per Share 50 - 55% Earnings Reinvestment Supports robust capital program 45 - 50% Target Payout Ratio: 9.2% Dividend Growth CAGR 8% 12% 9% 9% 9% 11% 10% 8% 7% 7%Annual Growth Rate

1 See appendix for a reconciliation of non-GAAP metrics. 20 Industry-Leading Adjusted EPS1 Growth Building on track record of 19 consecutive years of growth and 9.1% EPS CAGR $1.15 $1.29 $1.32 $1.43 $1.82 $1.91 $1.99 $2.26 $2.47 $2.72 $2.86 $2.89 $3.47 $3.72 $4.21 $4.73 $5.04 $5.31 $5.39 $6.01 $8.00 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2028E 12% 2% 8% 27% 5% 4% 14% 9% 10% 5% 1% 20% 7% 13% 12% 7% 5% 2% 12%Annual Growth Rate 19 Years of Consecutive Earnings Growth 9.1% EPS CAGR + $7.75 2028 EPS Guidance

Transforming for Growth in 2026 & Beyond 21 Top-Quartile Growth & Total Shareholder Return Maintaining Our Financial Discipline Delivering on Our Promises Focusing on the Three Pillars of Growth Powered By All Stakeholders

Chesapeake Utilities Corporation Confidential 2025 Additional InformationAPPENDIX

$135 $132 $197 $157 $212 $152 $58 $159 $59 $52 $43 $111 $100 $100 $160 $100 $150 $90 $100 $35 $32 $37 $57 $62 $62 $59 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037+ $ in millions 23 Long-Term Debt Maturity Profile Amortizing Principal Payments Bullet Maturities First tranche of FCG debt due in 2026; refinancing expected to generate interest rate savings

OhioDelmarva Florida (1)% 10% 12% 7% 16% 22% YTD Sept-25 YTD Sept-26 YTD Sept-25 YTD Sept-26 YTD Sept-25 YTD Sept-26 NORMAL Note: Normal reflects 10-Year Average Heating Degree Days (HDD). Percentages reflect actual HDD above / (below) Normal divided by Normal. MILDER 24 2,505 2,718 2,538 2,463 (33) 255 COLDER YTD 2026 Weather Colder Than Normal ACTUAL HDD NORMAL HDD VARIANCE 3,881 3,702 3,480 3,449 401 253 611 627 526 514 85 113

Q3 Distribution Utility Statistical Data

Operating Revenues *(in millions)*	For the Three Months Ended September 30, 2026			For the Three Months Ended September 30, 2025		
	Delmarva NG Distribution	Florida Natural Gas Distribution	FPU Electric Distribution	Delmarva NG Distribution	Florida Natural Gas Distribution[2]	FPU Electric Distribution
Residential	$ 11.4	$ 28.8	$ 17.2	$ 9.3	$ 23.2	$ 15.4
Commercial and Industrial	10.5	53.1	15.2	8.6	46.0	12.9
Other[1]	0.6	12.7	1.3	1.6	13.9	2.4
Total Operating Revenues	**$ 22.5**	**$ 94.6**	**$ 33.7**	**$ 19.5**	**$ 83.1**	**$ 30.7**
Volume (in Dts/MWHs)						
Residential	301,664	756,431	104,944	254,152	705,262	99,088
Commercial and Industrial	1,967,520	12,524,425	109,650	1,900,478	11,068,460	110,078
Other	54,492	108,065	—	70,386	1,772,152	—
Total	**2,323,676**	**13,388,921**	**214,594**	**2,225,016**	**13,545,874**	**209,166**
Average customers						
Residential	108,305	215,014	26,118	106,028	212,061	26,067
Commercial and Industrial	8,482	17,584	7,484	8,445	17,331	7,504
Other	24	2	—	27	131	—
Total	**116,811**	**232,600**	**33,602**	**114,500**	**229,523**	**33,571**

[1] Operating Revenues from "Other" sources include unbilled revenue, under (over) recoveries of fuel cost, conservation revenue, other miscellaneous charges, fees for billing services provided to third parties and adjustments for pass-through taxes.
[2] Prior year numbers have been updated to align with current year presentation.

CHESAPEAKE UTILITIES CORPORATION
25

YTD Distribution Utility Statistical Data

Operating Revenues *(in millions)*	For the Nine Months Ended September 30, 2026			For the Nine Months Ended September 30, 2025		
	Delmarva NG Distribution	Florida Natural Gas Distribution	FPU Electric Distribution	Delmarva NG Distribution	Florida Natural Gas Distribution[2]	FPU Electric Distribution
Residential	$ 94.1	$ 103.0	$ 42.2	$ 74.2	$ 84.0	$ 39.5
Commercial and Industrial	53.0	170.0	40.5	40.8	145.4	32.7
Other[1]	(10.2)	38.0	5.2	(1.7)	34.7	7.9
Total Operating Revenues	**$ 136.9**	**$ 311.0**	**$ 87.9**	**$ 113.3**	**$ 264.1**	**$ 80.1**
Volume (in Dts/MWHs)						
Residential	4,467,608	3,220,466	253,545	4,142,289	3,158,849	253,347
Commercial and Industrial	8,985,833	37,891,372	298,044	7,906,328	35,529,998	281,913
Other	207,200	702,085	—	223,124	5,038,164	—
Total	**13,660,641**	**41,813,923**	**551,589**	**12,271,741**	**43,727,011**	**535,260**
Average customers						
Residential	108,212	214,781	26,064	105,344	210,928	26,031
Commercial and Industrial	8,541	17,604	7,482	8,480	17,315	7,493
Other	25	2	—	26	129	—
Total	**116,778**	**232,387**	**33,546**	**113,850**	**228,372**	**33,524**

[1] Operating Revenues from "Other" sources include unbilled revenue, under (over) recoveries of fuel cost, conservation revenue, other miscellaneous charges, fees for billing services provided to third parties and adjustments for pass-through taxes.
[2] Prior year numbers have been updated to align with current year presentation.

CHESAPEAKE UTILITIES CORPORATION
26

Third Quarter Results Year-to-Date Results Consolidated Reconciliation Q3 2026 Q3 2025 $ % YTD 2026 YTD 2025 $ % GAAP Operating Revenues $ 195.8 $ 179.6 $ 16.2 9% $ 750.8 $ 671.1 $ 79.7 12% Cost of Sales Nat Gas, Propane, & Electric (47.1) (42.4) (4.7) 11% (245.7) (208.7) (37.0) 18% Operating Expense1 (28.4) (22.1) (6.3) 29% (81.8) (69.6) (12.2) 18% D&A (23.0) (23.3) 0.3 (1)% (67.4) (67.7) 0.3 —% GAAP Gross Margin $ 97.3 $ 91.8 $ 5.5 6% $ 355.9 $ 325.1 $ 30.8 9% Add Back: Operating Expense1 28.4 22.1 6.3 29% 81.8 69.6 12.2 18% Add Back: D&A 23.0 23.3 (0.3) (1)% 67.4 67.7 (0.3) —% Adjusted Gross Margin $ 148.7 $ 137.2 $ 11.5 8% $ 505.1 $ 462.4 $ 42.7 9% $ in millions 27 GAAP to Non-GAAP Reconciliation: Consolidated 1 Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2025 for additional details.

GAAP to Non-GAAP Reconciliation: Segment Results

$ in millions

Regulated Segment	Third Quarter Results				Year-to-Date Results			
	Q3 2026	Q3 2025	$	%	YTD 2026	YTD 2025	$	%
GAAP Operating Revenues	**$ 165.0**	**$ 146.4**	**$ 18.6**	**13%**	**$ 578.6**	**$ 497.8**	**$ 80.8**	**16%**
Cost of Sales								
Nat Gas, Propane, & Electric	(38.7)	(31.7)	(7.0)	22%	(179.9)	(137.3)	(42.6)	31%
Operating Expense[1]	(17.0)	(12.6)	(4.4)	35%	(49.2)	(40.5)	(8.7)	21%
D&A	(17.4)	(18.2)	0.8	(4)%	(50.8)	(52.6)	1.8	(3)%
GAAP Gross Margin	**$ 91.9**	**$ 83.9**	**$ 8.0**	**10%**	**$ 298.7**	**$ 267.4**	**$ 31.3**	**12%**
Add Back: Operating Expense[1]	17.0	12.6	4.4	35%	49.2	40.5	8.7	21%
Add Back: D&A	17.4	18.2	(0.8)	(4)%	50.8	52.6	(1.8)	(3)%
Adjusted Gross Margin	**$ 126.3**	**$ 114.7**	**$ 11.6**	**10%**	**$ 398.7**	**$ 360.5**	**$ 38.2**	**11%**

Unregulated Segment	Q3 2026	Q3 2025	$	%	YTD 2026	YTD 2025	$	%
GAAP Operating Revenues	**$ 37.8**	**$ 40.7**	**$ (2.9)**	**(7)%**	**$ 196.7**	**$ 195.3**	**$ 1.4**	**1%**
Cost of Sales								
Nat Gas, Propane, & Electric	(15.3)	(18.3)	3.0	(16)%	(90.2)	(93.4)	3.2	(3)%
Operating Expense[1]	(11.2)	(9.5)	(1.7)	18%	(32.5)	(29.0)	(3.5)	12%
D&A	(5.7)	(5.1)	(0.6)	12%	(16.7)	(15.1)	(1.6)	11%
GAAP Gross Margin	**$ 5.6**	**$ 7.8**	**$ (2.2)**	**(28)%**	**$ 57.3**	**$ 57.8**	**$ (0.5)**	**(1)%**
Add Back: Operating Expense[1]	11.2	9.5	1.7	18%	32.5	29.0	3.5	12%
Add Back: D&A	5.7	5.1	0.6	12%	16.7	15.1	1.6	11%
Adjusted Gross Margin	**$ 22.5**	**$ 22.4**	**$ 0.1**	**—%**	**$ 106.5**	**$ 101.9**	**$ 4.6**	**5%**

[1] *Operations & maintenance expenses within the Consolidated Statements of Income are presented in accordance with regulatory requirements and to provide comparability within the industry. Operations & maintenance expenses which are deemed to be directly attributable to revenue producing activities have been separately presented above in order to calculate Gross Margin as defined under US GAAP. See Chesapeake Utilities' Annual Report on Form 10-K for the year ended December 31, 2025 for additional details.*

CHESAPEAKE UTILITIES CORPORATION
28

1 Transaction and transition-related expenses represent costs incurred attributable to the acquisition and integration of FCG including, but not limited to, transition services, consulting, system integration, rebranding and legal fees. Third Quarter Results Year-to-Date Results Non-GAAP Reconciliation: Net Income /EPS Q3 2026 Q3 2025 $ % YTD 2026 YTD 2025 $ % GAAP Net Income $ 21.6 $ 19.4 $ 2.2 11% $ 106.3 $ 94.2 $ 12.1 13% FCG Transaction+Transition Expenses1 $ — $ 0.1 $ (0.1) (100)% $ — $ 0.7 $ (0.7) (100)% Adjusted Net Income $ 21.6 $ 19.5 $ 2.1 11% $ 106.3 $ 94.9 $ 11.4 12% Diluted Weighted Avg. Common Shares Outstanding 24,300 23,629 24,177 23,360 GAAP Diluted EPS $0.89 $0.82 $ 0.07 9% $4.40 $4.03 $ 0.37 9% FCG Transaction+Transition Expenses1 — — — NM — 0.03 (0.03) (100)% Adjusted Diluted EPS $0.89 $0.82 $ 0.07 9% $4.40 $4.06 $ 0.34 8% $ in millions except per-share amounts shares in thousands 29 GAAP to Non-GAAP Reconciliation: Adj. Net Income & EPS